UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 3, 2008

Geospatial Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-04066	87-0554463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

229 Howes Run Road, Sarver, PA 16055

(Address of principal executive offices)

(724) 353-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2008, Geospatial Holdings, Inc. (the “Company”) announced the resignation of Richard Nieman as a director. Mr. Nieman will continue to serve as Executive Director of Corporate Development for the Company. In addition, the Company announced the hiring of David Vosbein to serve as Executive Vice-President and his appointment as a director by a vote of the remaining members of the board of directors (the “Board”). The Board has not yet determined the committees of the Board to which Mr. Vosbein will be named.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release of Geospatial Holdings, Inc. dated November 3, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOSPATIAL HOLDINGS, INC.

By:	/s/ Thomas R. Oxenreiter
Name:	Thomas R. Oxenreiter
Title:	Chief Financial Officer

Date: November 6, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Geospatial Holdings, Inc. dated November 3, 2008.